PLEASE FILE THIS STATEMENT OF ADDITIONAL INFORMATION
                         SUPPLEMENT WITH YOUR RECORDS.


                          STRONG CONSERVATIVE PORTFOLIO
                            STRONG MODERATE PORTFOLIO
                           STRONG AGGRESSIVE PORTFOLIO

     Supplement to the Statement of Additional Information dated May 1, 2004

ALL FUNDS
Effective January 1, 2005, all references to the "Advisor" refer to Wells Fargo Funds Management, LLC or to the Sub-advisor, as applicable.

Effective January 1, 2005, R. Michael Parker and Dana J. Russart are added to the Directors and Officers table, as shown below, and Richard W. Smirl, Gilbert
L. Southwell, and Thomas M. Zoeller are deleted from the table.

------------------------- ------------------ --------------- ------------------------------ -----------------
                                             DATE FIRST
                                             ELECTED OR                                     CERTAIN OTHER
                          POSITIONS HELD     APPOINTED TO    PRINCIPAL OCCUPATIONS DURING   DIRECTORSHIPS
NAME, ADDRESS, AND AGE    WITH FUNDS         OFFICE          PAST 5 YEARS                   HELD
------------------------- ------------------ --------------- ------------------------------ -----------------
R. Michael Parker         Chief Compliance   August 2004     Senior Compliance Examiner     None
P.O. Box 2936             Officer                            with the United States
Milwaukee, WI 53201                                          Securities and Exchange
Age 59                                                       Commission from April 1970
                                                             to April 2004.
------------------------- ------------------ --------------- ------------------------------ -----------------
Dana J. Russart           Vice President     January 2005    Vice President of Strong       None
P.O. Box 2936                                                Financial Corporation since
Milwaukee, WI  53201                                         December 2002; Secretary of
Age 46                                                       Strong Investor Services,
                                                             Inc. since December 2004;
                                                             Vice President of Strong
                                                             Investments, Inc. since
                                                             December 1998; Director of
                                                             Retail Marketing of Strong
                                                             Financial Corporation from
                                                             May 1997 to December 2002.
------------------------- ------------------ --------------- ------------------------------ -----------------

Effective January 1, 2005, the "INVESTMENT ADVISOR OF THE UNDERLYING FUNDS" section, excluding the fee rate table, is deleted and replaced with the following:

                   INVESTMENT ADVISOR OF THE UNDERLYING FUNDS

         The Underlying Funds have entered into Interim Investment Advisory Agreements with Wells Fargo Funds Management, LLC ("Advisor"). The Advisor provides investment advisory services for each of the Underlying Funds, which involves implementing the investment policies and guidelines for the Underlying Funds and supervising the sub-advisor who is responsible for the day-to-day portfolio management of each Underlying Fund. The Advisor is an indirect wholly owned subsidiary of Wells Fargo & Company, and was created in early 2001 to succeed to the mutual fund advisory responsibilities of Wells Fargo Bank.

         CODE OF ETHICS

         The Advisor and the Sub-advisor each have adopted a code of ethics, which contains policies on personal securities transactions by "access persons." These policies comply with Rule 17j-1 under the 1940 Act. Each code of ethics, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, each code of ethics either prohibits its access persons from purchasing or selling securities that may be purchased or held by a Fund or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of a code of ethics, an access person means (i) a director, trustee or officer of a fund or advisor; (ii) any employee of a fund or advisor (or any company in a control relationship to a fund or investment advisor) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by a fund, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to a fund or investment advisor who obtains information concerning recommendations made to a fund regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions under Rule 17j-1. The above restrictions do not apply to purchases or sales of certain types of securities, including shares of open-end investment companies that are unaffiliated with the Strong Funds family, money market instruments and certain U.S. Government securities. To facilitate enforcement, the codes of ethics generally require that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by a Fund. The codes of ethics for the Advisor and the Sub-advisor are on public file with, and available from, the SEC.

         DISCLOSURE OF FUND PORTFOLIO HOLDINGS

         The Advisor has adopted policies and procedures to govern the disclosure of portfolio holdings and any ongoing arrangements to make available information about portfolio holdings for the Funds. Under no circumstances do the Advisor or the Funds receive any compensation in return for the disclosure of information about a Fund's portfolio securities or for any ongoing arrangements to make available information about a Fund's portfolio securities.

         As required by the SEC, each Fund (except money market funds) files its complete portfolio holdings schedule in public filings made with the SEC on a quarterly basis. Each mutual fund (including money market funds) is required to file its complete portfolio schedules for the second and fourth fiscal quarter on Form N-CSR, and each mutual fund (except money market funds) is required to file its complete portfolio schedules for the first and third fiscal quarters on Form N-Q, in each instance within 60 days of the end of the fund's fiscal quarter. Through Form N-CSR and Form N-Q filings made with the SEC, the Funds' full portfolio holdings are publicly available to shareholders on a quarterly basis. Such filings are made on or shortly before the 60th day following the end of a fiscal quarter. Full holdings are also made available as of the end of a month and are posted on the Funds' website (www.strong.com) after a one-month lag. In addition, top ten holdings information for the Funds is publicly available on the Funds' website (www.strong.com) on a quarterly, 30-day delayed basis.

         Each Fund's complete portfolio schedule for the second and fourth fiscal quarter, required to be filed on Form N-CSR, is delivered to shareholders in the Fund's semiannual and annual reports. Each Fund's complete portfolio schedule for the first and third fiscal quarters, required to be filed on Form N-Q, will not be delivered to shareholders. Each Fund, however, includes appropriate disclosure in its semiannual and annual reports as to how a shareholder may obtain holdings information for the Fund's first and third fiscal quarters.

         LIST OF APPROVED RECIPIENTS. Below is a list that describes the limited circumstances in which a Fund's portfolio holdings are disclosed to selected third parties in advance of their inclusion in the quarterly filings made with the SEC on Form N-CSR and Form N-Q. In each instance, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipients, where feasible, are subject to an independent duty not to disclose or trade on the nonpublic information.

          A. PORTFOLIO MANAGERS. Portfolio managers shall have full daily access to fund holdings for the Fund(s) for which they have direct management responsibility. Portfolio managers may also release and discuss portfolio holdings with various broker/dealers for purposes of analyzing the impact of existing and future market changes on the prices, availability/demand and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

          B. ADVISOR. In its capacity as investment advisor to the Funds, certain Advisor personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings.

          C. ADMINISTRATOR. In its capacity as administrator to the Funds, certain Strong Investor Services, Inc. personnel that deal directly with the processing, settlement, review, control, auditing, reporting, and/or valuation of portfolio trades shall have full daily access to Fund portfolio holdings.

          D. EXTERNAL SERVICING AGENTS. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include the fund accounting agent, the custodian and the trading settlement desk at Wells Capital Management Incorporated, shall have daily access to all Fund portfolio holdings. The Advisor utilizes the services of Institutional Shareholder Services ("ISS") and SG Constellation to assist with proxy voting and Class B share financing, respectively. Both ISS and SG Constellation may receive full Fund portfolio holdings on a weekly basis for the Funds for which they provide services.

          E. RATING AGENCIES. Standard & Poor's ("S&P") and Moody's Investors Services ("Moody's") receive full Fund holdings for rating purposes. S&P receives holdings information weekly on a seven-day delayed basis. Moody's receives holdings information monthly on a seven-day delayed basis.

         ADDITIONS TO LIST OF APPROVED RECIPIENTS. Any additions to the above list of approved recipients requires approval by the Chief Compliance Officer of the Funds based on a review of: (i) the type of fund involved; (ii) the purpose for receiving the holdings information;
         (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the lag, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Funds;
         (vii) the ability of the Advisor to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure; (viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of Fund shareholders, on the one hand, and those of the Fund's investment advisor, principal underwriter, or any affiliated person of the Fund.

         FOR PROXIES RELATING TO THE FUND'S PORTFOLIO SECURITIES WITH A RECORD DATE ON OR AFTER JANUARY 1, 2005, THE FOLLOWING PROXY VOTING POLICIES AND PROCEDURES ARE APPLICABLE:
         PROXY VOTING POLICIES AND PROCEDURES

         The Advisor has adopted policies and procedures ("Procedures") that are used to vote proxies relating to portfolio securities held by the Funds. The Procedures are designed to ensure that proxies are voted in the best interests of Fund shareholders.

         The responsibility for voting proxies relating to the Funds' portfolio securities has been delegated to the Advisor. In accordance with the Procedures, the Advisor exercises its voting responsibility with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While the Funds do not purchase securities to exercise control or to seek to effect corporate change through share ownership, they support sound corporate governance practices within companies in which they invest and reflect that support through their proxy voting process.

         The Advisor has established a Proxy Voting Committee (the "Proxy Committee") that is responsible for overseeing the proxy voting process and ensuring that the voting process is implemented in conformance with the Procedures. The Advisor has retained an independent, unaffiliated nationally recognized proxy voting company, as proxy voting agent. The Proxy Committee monitors the proxy voting agent and the voting process and, in certain situations, votes proxies or directs the proxy voting agent how to vote.

         The Procedures set out guidelines regarding how the Advisor and the proxy voting agent will vote proxies. Where the guidelines specify a particular vote on a particular matter, the proxy voting agent handles the proxy, generally without further involvement by the Proxy Committee. Where the guidelines specify a case-by-case determination, or where a particular issue is not addressed in the guidelines, the proxy voting agent forwards the proxy to the Proxy Committee for a vote determination by the Proxy Committee. In addition, even where the guidelines specify a particular vote, the Proxy Committee may exercise a discretionary vote if it determines that a case-by-case review of a particular matter is warranted.

          The Procedures set forth the Advisor's general position on various proposals, such as:

          o ROUTINE ITEMS - The Advisor will generally vote for the ratification of auditors, uncontested director or trustee nominees, changes in company name, and other procedural matters related to annual meetings.

          o CORPORATE GOVERNANCE - The Advisor will generally vote for charter and bylaw amendments o proposed solely to conform with modern business practices or for purposes of simplification.

          o ANTI-TAKEOVER MATTERS - The Advisor generally will vote for proposals that require o shareholder ratification of poison pills, and on a case-by-case basis on proposals to redeem a company's poison pill.

          o MERGERS/ACQUISITIONS AND CORPORATE RESTRUCTURINGS - The Advisor's Proxy Committee will examine these items on a case-by-case basis.

          o SHAREHOLDER RIGHTS - The Advisor will generally vote against proposals that may restrict shareholder rights.

         In all cases where the Proxy Committee makes the decision regarding how a particular proxy should be voted, the Proxy Committee exercises its voting discretion in accordance with the voting philosophy of the Funds and in the best interests of Fund shareholders. In deciding how to vote, the Proxy Committee may rely on independent research, input and recommendations from third parties including independent proxy services, other independent sources, investment sub-advisors, company managements and shareholder groups as part of its decision-making process.

         In most cases, any potential conflicts of interest involving the Advisor or any affiliate regarding a proxy are avoided through the strict and objective application of the Funds' voting guidelines. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise be considered on a case-by-case basis by the Proxy Committee, either the Proxy Committee will instruct the proxy voting agent to vote in accordance with the recommendation the proxy voting agent makes to its clients generally, or the Fund's Board will exercise its authority to vote on the matter. In addition, the Proxy Committee does not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Funds (such as a sub-advisor or principal underwriter) and the Proxy Committee votes all such matters without regard to the conflict. The Procedures may reflect voting positions that differ from practices followed by other companies or subsidiaries of Wells Fargo & Company.

         In order to not hinder possible economic benefits to the Funds and Fund shareholders, the Advisor will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. In addition, securities on loan will typically not be recalled to facilitate voting. However, if the Proxy Committee determines that the importance of the matter to be voted upon outweighs any potential loss of benefits or revenue, the security will be recalled for voting.

         After August 31, 2004, an annual record of all proxy votes cast for the Fund during the most recent 12-month period ended June 30, can be obtained (1) without charge, upon request, by calling 1-800-368-3863, and (2) on the SEC's web site at www.sec.gov, filed on form N-PX.

         FOR PROXIES RELATING TO THE FUND'S PORTFOLIO SECURITIES WITH A RECORD DATE PRIOR TO JANUARY 1, 2005, THE PREVIOUS INVESTMENT ADVISOR'S PROXY VOTING POLICIES AND PROCEDURES ARE APPLICABLE AS FOLLOWS:
         PROXY VOTING POLICIES AND PROCEDURES

         The following summary describes how the Advisor, as investment advisor to the Strong Family of Funds, generally intends to vote on proxy issues for the securities held in Fund portfolios. The Advisor has been delegated the right and the obligation to vote proxies relating to the Funds' portfolio securities, subject to the oversight of the Board. In addition, the Advisor is responsible for establishing proxy voting policies and procedures, and reviewing and updating them as necessary.

         GENERAL PRINCIPLE.
         The Advisor votes any proxy or other beneficial interest in an equity security prudently and solely in the best long-term economic interest of advisory clients and their beneficiaries, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

         THE PROXY COMMITTEE.
         The Advisor has established a Proxy Committee that meets as needed to administer, revise, and update the Proxy Voting Policy. In addition, the Proxy Committee meets when necessary to discuss and determine the votes for issues that do not fall into a category described in the Proxy Voting Policy, applying the general principles noted above. For issues that do not fall within predetermined voting guidelines, the Proxy Committee or its delegates may consult with the Portfolio Manager (or a member of the Portfolio Manager's investment team) of the account holding the relevant security for assistance in determining how to cast the vote.

         PROCESS.
         In order to apply the general policy noted above in a timely and consistent manner, the Proxy Committee has delegated its voting authority to a third-party voting service ("Voting Delegate"). Subject to the oversight of the Proxy Committee, the Voting Delegate follows the written voting guidelines provided by the Advisor. The Voting Delegate reviews the issues on each voting ballot and itemizes them according to the written voting guidelines. Based on the standing instructions given by the Advisor to the Voting Delegate regarding how to vote, the Voting Delegate places and records the votes. When the voting policy relating to a specific issue is not clearly defined in the written voting guidelines, the Voting Delegate refers the vote decision to the Advisor for review.

         ROUTINE CORPORATE ADMINISTRATIVE ITEMS.
         The Advisor generally is willing to vote with management on matters of a routine administrative nature. The Advisor believes management should be allowed to make those decisions that are essential to the ongoing operation of the company and which are not expected to have a major economic impact on the corporation and its shareholders. Examples of issues on which the Advisor will normally vote with management's recommendation include:

          o    Appointment or election of auditors;
          o Increases in authorized common or preferred shares (unless management intends to use the additional shares to implement a takeover defense, in which case the proposal will be analyzed on a case-by-case basis);
          o    Routine election or re-election of unopposed directors;
          o    Director's liability and indemnification;
          o Incentive plans, restricted stock plans and bonus plans, when 10% or fewer of the outstanding shares have been allocated to the company's incentive plans, PROVIDED, HOWEVER, the Proxy Committee may approve an allocation over 10% when the members believe such higher percentage is in the best interest of the Advisor's advisory clients given the facts and circumstances surrounding the proposal including, for example, whether a particular industry traditionally requires a company to allocate a higher percentage in order to be competitive;
          o Stock option plans, when 10% or fewer of the outstanding shares have been allocated to the company's plans, (including subsidiary plans, share option and share award plans, equity incentive plans and share options), PROVIDED, HOWEVER, the Proxy Committee may approve an allocation over 10% when the members believe such higher percentage is in the best interest of the Advisors' advisory clients given the facts and circumstances surrounding the proposal including, for example, whether a particular industry traditionally requires a company to allocate a higher percentage in order to be competitive;
          o    Employee stock purchase or ownership plans;
          o    Name changes; and
          o    The time and location of the annual meeting.

         The Advisor generally opposes minimum share ownership requirements for directors because the Advisor feels that a director can serve a company well regardless of the extent of his or her share ownership.

         The Advisor generally abstains from voting for an item denoting "such other business as may come before the meeting" because the Advisor will not vote "for" or "against" issues of which it is not aware.

         SPECIAL INTEREST ISSUES.
         While there are many social, religious, political, and other special interest issues that are worthy of public attention, the Advisor believes that the burden of social responsibility generally rests with management. Because the Advisor's primary responsibility in voting proxies is to provide for the greatest long-term shareholder value, the Advisor is generally opposed to special interest proposals that involve an economic cost to the corporation or that restrict the freedom of management to operate in the best interest of the corporation and its shareholders. Accordingly, the Advisor will vote with management's recommendation on issues such as:

          o    Restrictions on military contracting;
          o    Restrictions on the marketing of controversial products;
          o    Restrictions on corporate political activities;
          o    Restrictions on charitable contributions;
          o    Restrictions on doing business with foreign countries;
          o    A general policy regarding human rights;
          o    A general policy regarding employment practices;
          o    A general policy regarding animal rights;
          o    A general policy regarding nuclear power plants;
          o    Compensation plans; and
          o    Rotating the location of the annual meeting among various cities.

         RESOLVING MATERIAL CONFLICTS OF INTEREST.
         The SEC rule describes a potential conflict of interest as occurring when there is a vote between the interests of Fund shareholders, on the one hand, and those of the Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter, on the other.

         To eliminate or minimize material conflicts of interest, the Advisor may follow one or more of the following procedures: a) use predetermined voting guidelines, b) use the recommendations of an independent third party, or c) refer conflicts of interest to the Proxy Committee for a decision.

         PROXY VOTING RECORD RETENTION.
         The Advisor retains the following  records for a minimum of five years:
         (1) proxy voting policies and procedures; (2) proxy statements; (3) records of votes cast on behalf of clients; (4) records of clients' requests for proxy voting information; and (5) any documents prepared on behalf of the Advisor that were material in making the decision on how to vote.

         After August 31, 2004, an annual record of all proxy votes cast for the Fund during the most recent 12-month period ended June 30, can be obtained (1) without charge, upon request, by calling 1-800-368-3863, and (2) on the SEC's web site at www.sec.gov, filed on form N-PX.

Effective January 1, 2005, the following "INVESTMENT SUB-ADVISOR" section is added after the "INVESTMENT ADVISOR" section.

                             INVESTMENT SUB-ADVISOR

         The Advisor has engaged Wells Capital Management Incorporated ("Sub-advisor") to serve as the investment Sub-advisor to the Underlying Funds. Subject to the direction of the Board and the overall supervision and control of the Advisor, the Sub-advisor is responsible for the day-to-day investment and management of the Funds' assets. The Sub-advisor furnishes to the Advisor periodic reports on the investment activity and performance of the Funds, as well as such additional reports and information as the Advisor or the Board and officers may reasonably request.

Effective   January  1,  2005,  the  following   paragraphs  are  added  to  the
"DISTRIBUTOR" section:

         The Fund and the Distributor have adopted a Code of Ethics ("Code") that governs the personal trading activities of all "Access Persons" of the Fund and the Distributor. Access Persons include every Director and officer of the Fund and the Distributor, and will include those employees of the Administrator and the Distributor who have access to information relating to the purchase or sale of securities by the Fund. The Code is based upon the principle that such Access Persons have a fiduciary duty to place the interests of the Fund and the Distributor's other clients ahead of their own.

         The Code requires Access Persons (other than the Fund Directors) to, among other things, pre-clear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, gifting or transferring securities, direct obligations of the U.S. Government, and certain options on broad-based securities market indexes) and to execute such transactions through an electronic account. The Code also requires Access Persons to annually report all securities transactions, including transactions in shares of Strong Funds. The Code, which applies to all Access Persons (other than the Fund Directors), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security that is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Fund. Finally, the Code provides for a trading "black out" period of seven calendar days prior to and after the purchase or sale of the same or equivalent security by the Fund, with the exception of those purchases or sales deemed as, and defined by the Code as, program trades. Exceptions to the requirements of the Code of Ethics are to be handled on a case-by-case basis and will only be granted if the proposed conduct involves negligible opportunity for abuse.

         The Fund has also adopted a Senior Officers' Code of Ethics (the "Officers' Code") to encourage its principal executive officers, senior financial officers, and persons performing a similar function ("Senior Officers") to act in a manner consistent with the highest principles of ethical conduct. The Senior Officers are responsible for conducting the Fund's business in a manner that demonstrates a commitment to the highest standards of integrity. The purposes of the Officers' Code are to promote:

          o Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
          o Full, fair, accurate, timely, and understandable disclosure in reports and documents that the Fund files with, or submits to, the SEC and in other public communications the Fund makes;
          o Fund compliance with applicable governmental laws, rules and regulations;
          o The prompt internal reporting to an appropriate person identified in the Officers' Code of violations of this Officer's Code; and
          o    Accountability for adherence to this Officers' Code.

Effective  January  1,  2005,  the  following   paragraph  is  added  under  the
"CUSTODIAN" section:

         Effective on or about February 25, 2005, Wells Fargo Bank, N.A., 6th and Marquette, Minneapolis, MN, 55479, has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Funds. In addition, the Funds, with the approval of the Board and subject to the rules of the SEC, may have subcustodians in those foreign countries in which their respective assets may be invested. The custodian and, if applicable, the subcustodian are in no way responsible for any of the investment policies or decision of the Funds. For its services as custodian, Wells Fargo Bank, N.A. is entitled to receive fees as described in the following tables:

         DOMESTIC CUSTODY (BASED ON TOTAL RELATIONSHIP)
        -------------------------------- -------------------------------------------------------------------
        0.30 basis points                First $50 billion
        -------------------------------- -------------------------------------------------------------------
        -------------------------------- -------------------------------------------------------------------
        0.25 basis points                Above $50 billion
        -------------------------------- -------------------------------------------------------------------
        -------------------------------- -------------------------------------------------------------------
        $  7.00                          Per Depository Trust Company or Federal Reserve System Trade,
                                         Automated and Non-automated
        -------------------------------- -------------------------------------------------------------------
        -------------------------------- -------------------------------------------------------------------
        $25.00                           Per Definitive Security (Physical)
        -------------------------------- -------------------------------------------------------------------
        -------------------------------- -------------------------------------------------------------------
        $  7.00                          Per Commercial Paper Trade
        -------------------------------- -------------------------------------------------------------------
        -------------------------------- -------------------------------------------------------------------
        $  6.00                          Per Principle Reduction on Pass-Through Certificates
        -------------------------------- -------------------------------------------------------------------
        -------------------------------- -------------------------------------------------------------------
        $35.00                           Per Option/Futures Contract
        -------------------------------- -------------------------------------------------------------------
        -------------------------------- -------------------------------------------------------------------
        $10.00                           Per Fed Wire Deposit or Withdrawal - includes Third Party Time
                                         Deposits
        -------------------------------- -------------------------------------------------------------------

         GLOBAL CUSTODY
        ------------------------------------------------------------------------
        0.05 basis points
        ------------------------------------------------------------------------
        ------------------------------------------------------------------------
        $30/per transaction
        ------------------------------------------------------------------------

Effective March 11, 2005, Boston Financial Data Services ("BFDS"), 2 Heritage Drive, North Quincy, Massachusetts 02171, will act as transfer agent and dividend-disbursing agent for the Fund.

Effective January 1, 2005, the paragraph under "INDEPENDENT AUDITORS" is deleted and replaced with the following:

         Effective November 1, 2004, KPMG, LLP, 303 East Wacker Drive, Chicago, IL 60601-5212 are the independent auditors for the Funds, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.


              The date of this statement of additional information
                         supplement is January 3, 2005.




RT48481 01-05                                               LIFS105/WH4165 01-05